UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 07, 2022

RYAN SPECIALTY HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40645	86-2526344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Prudential Plaza
Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 784-6001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	RYAN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2022, Ryan Specialty Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

Proposal 1 - Election of Directors

The following nominees were elected to the Company’s board of directors (the “Board”) to hold office for terms to expire upon the annual stockholders’ meeting to be held in 2025 or until their successors are elected and qualified, or until their earlier death, resignation or removal. The votes cast at the Annual Meeting were as follows:

Nominee	For	Withheld	Broker Non-Votes
Henry S. Bienen	1,268,301,940	29,099,700	9,253,229
William J. Devers	1,268,418,028	28,983,612	9,253,229
Michael D. O'Halleran	1,268,846,310	28,555,330	9,253,229
Timothy W. Turner	1,269,016,845	28,384,795	9,253,229

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved based upon the following votes:

For	Against	Abstain
1,306,544,837	86,759	23,273

Proposal 3-Advisory Vote on Executive Compensation

The proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
1,268,351,371	28,749,518	300,749	9,253,229

Proposal 4 - Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

The votes for one year, two years or three years with respect to the vote, on an advisory basis, related to the frequency of advisory votes on executive compensation of the Company’s named executive officers was as follows:

One Year	Two Year	Three Year	Abstain	Broker Non-Votes
1,235,216,896	61,057	61,374,216	749,469	9,253,229

Based on the voting results and the recommendation of the Company’s Board of Directors, the Board has decided that the Company will continue to hold an annual advisory vote on the compensation of its named executive officers until the next required vote on the frequency of the “say-on-pay” vote. The Company is required to hold votes on frequency every six years.

Proposal 5 - Advisory Vote on the Retention of the Supermajority Standards in our Governance Documents

The proposal to approve, on an advisory basis, the retention of the supermajority standards set forth in the Company's Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
1,247,841,652	49,468,004	91,983	9,253,229

Proposal 6 - Advisory Vote to Retain the Classified Structure of the Company's Board of Directors

The proposal to approve, on an advisory basis, the retention of the classified structure of the Company's Board was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
1,241,848,494	55,459,406	93,739	9,253,229

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RYAN SPECIALTY HOLDINGS, INC.

Date:	June 13, 2022	By:	/s/ Mark Katz
Mark Katz Executive Vice President, General Counsel and Corporate Secretary